1 of 5 SUMMARY OF DIRECTOR RESTRICTED STOCK UNIT AWARD UNDER THE AMENDED AND RESTATED 2020 EQUITY COMPENSATION PLAN Pursuant to the terms and conditions of American Software, Inc. Amended and Restated 2020 Equity Compensation Plan (the "Plan"), you have been granted an award of Restricted Stock Units as outlined below and subject to the terms of the attached Restricted Stock Unit Award Agreement. Award Recipient: #NAME# Grant Date: #GRANT DATE# Type of Award: Restricted Stock Units (“RSUs”) RSUs Granted: . (The number of RSUs granted is calculated by dividing $ _______ by the “Fair Market Value” of the Class A Shares of the Company on the Grant Date as specified in the Plan). Vesting Period: One Year from Grant Date, subject to Award Recipient’s continued service as a Director of Company on the Vesting Date (defined in the attached Restricted Stock Unit Award Agreement). Please countersign your Award Agreement and return it to the Chief Financial Officer. Please retain a copy for your files.

2 of 5 DIRECTOR RESTRICTED STOCK UNIT AWARD AGREEMENT UNDER THE AMENDED AND RESTATED 2020 EQUITY COMPENSATION PLAN THIS AWARD AGREEMENT (this "Agreement"), dated this day of ________, 202 , ("Grant Date"), is by and between American Software, Inc., ("Company"), and the Award Recipient executing the Agreement. WHEREAS, Company has established and maintains its Amended and Restated 2020 Equity Compensation Plan (the "Plan") for the benefit of its employees, directors, consultants and other service providers; WHEREAS, Award Recipient is a Director of Company and a Participant under the Plan; WHEREAS, Company wishes to grant to the Award Recipient as part of Recipient’s compensation as a Director, Restricted Stock Units (“RSUs”), under the terms of the Plan, subject to certain restrictions and limitations set forth below; and WHEREAS, Award Recipient desires to receive such grant from Company; NOW, THEREFORE, in consideration of the promises and mutual agreements contained herein, the adequacy and sufficiency of which are hereby acknowledged, Company and Award Recipient agree as follows: 1. Grant of Restricted Stock. (a) Grant of Award. Company hereby grants to Award Recipient, effective as of the Grant Date, an Award under the Plan of RSUs, subject to the vesting schedule and other terms and conditions set forth below (the "Award”). (b) Vesting Period. The RSUs shall vest in full on the first anniversary of the Grant Date (the “Vesting Date”), subject to Award Recipient’s continued service as a Director of Company on the Vesting Date. For avoidance of doubt, there shall be no proportionate or partial vesting of the RSUs prior to the Vesting Date. (c) Termination. If Award Recipient ceases to serve as a Director of Company prior to the Vesting Date, then this Agreement will automatically terminate and Award Recipient will no longer be entitled to the Award. (d) Delivery of Shares. The resulting Class A Common Shares from the RSUs (“Shares”) will be delivered to the Award Recipient as soon after the Vesting Date as is reasonably practicable. 2. Rights Prior to Vesting. The Award Recipient shall have no right to receive dividends, vote the RSUs at any meeting of the Shareholders of the Company, or other rights of a shareholder with respect to RSUs subject to the Award until the RSUs have fully vested.

3 of 5 3. Adjustments. In the event of changes in corporate capitalization (such as a stock split, combination of shares or stock reclassification), the number of RSUs covered by the Award shall be adjusted to the extent provided in the Plan. 4. Taxes and Withholding. Award Recipient shall be solely responsible for any and all federal, state, or local taxes and any other levies of any kind required by law to be deducted or withheld with respect to the Award granted pursuant to this Agreement and any RSUs issued to Award Recipient in accordance with this Agreement. Award Recipient has and will obtain independent legal and tax advice regarding the RSUs granted in accordance with this Agreement. By executing this Agreement, Award Recipient hereby agrees to remit when due any federal or state income or other taxes that are required to be withheld or that may otherwise be levied against Award Recipient as a result of this Agreement. 5. Issuance of Shares. The Company, or its transfer agent, will issue and deliver the Shares to Award Recipient as soon as practicable after the Award vests. If Award Recipient dies before the Company has distributed any portion of the vested Shares, the Company will issue the Shares to Award Recipient's estate or in accordance with applicable laws of descent and distribution. The Shares will be issued and delivered in book entry form, and the Company will not be liable for damages relating to any delays in making an appropriate book entry or any mistakes or errors in the making of the book entry; provided that the Company shall correct any errors caused by it. Any such book entry will be subject to such stop transfer orders and other restrictions as the Company may deem advisable under (a) the Plan and any agreement between Award Recipient and the Company with respect to this Award or the Shares, (b) any applicable federal or state laws, and/or (c) the rules, regulations and other requirements of the Securities and Exchange Commission (“SEC”) or any stock exchange upon which the Shares are listed. The Company may cause an appropriate book entry notation to be made with respect to the Shares to reference any of the foregoing restrictions. 6. Conditions to Issuance of Shares. The RSUs and resulting Shares after vesting issued to Award Recipient hereunder may be either previously authorized but unissued shares or issued shares which have been reacquired by the Company. The Company shall not be required to issue any Shares hereunder prior to fulfillment of all of the following conditions: (a) the admission of such Shares to listing on all stock exchanges on which such class of stock is then listed; (b) the completion of any registration or other qualification of such Shares under any state or federal law or under the rulings or regulations of the SEC or any other governmental regulatory body, which the Committee shall, in its discretion, deem necessary or advisable; (c) the obtaining of any approval or other clearance from any state or federal governmental agency, which the Committee shall, in its discretion, determine to be necessary or advisable; (d) the lapse of such reasonable period of time following the date of vesting of the Award or the payment event specified in a deferral election as the Committee may establish from time to time for reasons of administrative convenience (provided that any such period shall be in compliance with Internal Revenue Code Section 409A); and (e) Award Recipient’s acceptance of the terms and conditions of this Agreement, and the Plan within the time period and in the manner specified in this Agreement. 7. Market Stand-Off. The Company reserves the right to impose restrictions on dispositions in connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act of 1933, as amended. Upon receipt of written notice from the Company of a trading restriction, Award Recipient shall not directly or indirectly sell, make any short sale of, loan, hypothecate, pledge, offer, grant or sell any option or other contract for the purchase of, purchase any option or other contract for the sale of, or otherwise dispose of or transfer or agree to engage in any of the foregoing transactions with respect to, any Shares acquired under this Award without the prior written consent of the Company. Such restriction shall be in effect for such period of time following the date of the final prospectus for the offering as may be determined by the Company. In no event, however, shall such period exceed one hundred eighty (180) days.

4 of 5 8. Transfer. Unless otherwise determined by the Board of Directors, neither this Agreement nor the Award shall be transferable or assignable by the Award Participant other than by will or by the applicable laws of descent and distribution. The terms of this Agreement shall be binding on Award Recipient's heirs and successors and on the administrators and executors of Award Recipient's estate. Any attempt to transfer Award Recipient's rights under this Agreement or the Award granted hereby prior to the Vesting Date, other than in accordance with the provisions of this Section 5 shall cause all rights of Award Recipient hereunder to be immediately terminated. This Agreement shall be binding upon and inure to the benefit of any successor or assign of the Company. 9. Plan Incorporated by Reference. This Agreement is made pursuant to the Plan, and in all respects will be interpreted in accordance with the Plan. Company's Board of Directors has the authority to interpret and construe this Agreement pursuant to the terms of the Plan, and its decisions are conclusive as to any questions arising hereunder. Award Recipient hereby acknowledges Company has provided an opportunity to review a copy of the current version of the Plan, which shall be deemed to be incorporated in and form a part hereof. Award Recipient acknowledges that in the event of any conflict between the terms of this Agreement and the terms of the Plan, as the same may be amended and in effect from time to time, the terms of the Plan shall prevail. 10. Securities Trading and Disclosure Policy. The Shares resulting from vested RSUs are subject to Company’s Securities Trading and Disclosure Policy and any successor policy, including without limitation regarding any blackout periods that restrict the sale of the Shares. 11. No Right to Directorship or Other Rights. The Grant of the Award shall impose no obligation on Company or its Board of Directors to allow Award Recipient to serve as a director or to nominate Award Recipient for a subsequent term as a director and shall not lessen or affect Company's right to remove or permit the removal of Award Recipient from that position. 12. Applicable Law. The validity, construction, interpretation, and effect of this Agreement will be governed by and construed in accordance with the laws of the State of Georgia, without giving effect to the conflicts of laws provisions thereof. 13. Notices. Any notice to be given to the Company under the terms of this Agreement shall be addressed to the Company as follows: Legal Department, American Software, Inc. 470 East Paces Ferry Road NE, Atlanta, GA, 3050, or at such other address as the Company may hereafter designate in writing. Any notice to be given to Award Recipient shall be addressed to Award Recipient at the address set forth in the Company’s records from time to time. 14. Entire Agreement. This Agreement and the Plan contain the entire agreement between Award Recipient and Company regarding the grant of the Award and supersede all prior arrangements or understandings with respect thereto. All terms not defined in this Agreement are as defined in the Plan. 15. Amendment. This Agreement may not be amended, modified, or waived except by a written instrument signed by the party against whom enforcement of any such modification, amendment, or waiver is sought. [Signature page follows]

5 of 5 IN WITNESS WHEREOF, Company has caused this Agreement to be executed by its duly authorized representative and Award Recipient has executed this Agreement effective as of the Grant Date. AMERICAN SOFTWARE, INC. Chief Financial Officer AWARD RECIPIENT Recipient’s Name